McMoRan

MCMORAN EXPLORATION CO.

Overview of PXP GOM Shelf Properties Acquisition and Financing Transactions

September 20, 2010

MMR LISTED NYSE

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our Securities and Exchange Commission ("SEC") filings.

This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that those statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the potential opportunities and benefits presented by the proposed property acquisition, including expectations regarding reserve estimates and production rates, statements about the proposed financing transactions and other statements that are not historical facts. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Important factors that can cause actual results to differ materially from the results anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, variations in the market demand for, and prices of, oil and natural gas, the closing of the property acquisition, the exercise of preferential rights by third parties, the availability of financing on commercially reasonable terms and the closing of such financing transactions, each of which depends on the satisfaction of various closing conditions, including, but not limited to, obtaining shareholder approval of the issuances of securities as required under New York Stock Exchange rules and obtaining regulatory approvals, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our 2009 Form 10-K, as updated by our subsequent filings with the SEC. Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, during the quarter, we may make changes to our business plans that could or will affect our results for the quarter. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2009.

Important Information for Investors and Stockholders

In connection with the proposed transaction, McMoRan will file a proxy statement and other documents with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. These materials (and all other documents filed by McMoRan with the SEC) will be available free of charge at www.mcmoran.com. Investors and security holders will also be able to obtain the documents (when available) free of charge at the SEC's web site, www.sec.gov.

McMoRan's directors and executive officers and other persons may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding McMoRan's directors and officers can be found in its proxy statement filed with the SEC on March 25, 2010. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Proposed Transaction Terms

McMoRan PXP

- MMR to Acquire PXP Shelf Production and Rights Under Jointly Owned Properties
- MMR to Issue 51 Million Shares of Stock and $75 Million in Cash
- MMR Reached Agreement on $900 mm in New Financing
- Conditions/Approvals
  - HSR & Other Customary Approvals
  - Completion of Financing
  - Vote of MMR Shareholders
- Expect Closing by Year-end 2010

Benefits of Transaction

- Increased Scale on GOM Shelf
- Consolidates Ownership in MMR E&P Projects
- Enhances MMR Leverage to Deep Gas & Ultra-Deep Success
- Increases Reserves & Production
- Financings Provide Capital Required to Pursue High Potential Growth
- Continued Benefits of PXP Partnership Through Significant Share Ownership

History of Partnership with PXP

- Began Deep Gas Exploration Program in December 2006
- Entered Into Ultra-Deep Partnership in April 2008
- Participated in 14 Prospects to Date
- 6 Discoveries (Including Flatrock & Davy Jones);
  1 Exploration Well In-progress

Acquired Properties

	MMR WI/NRI	PXP WI/NRI	Pro Forma WI/NRI
Deep Gas Discoveries			
Flatrock	25.0/18.8	30.0/22.5	55.0/41.3
Hurricane Deep	25.0/17.7	30.0/21.2	55.0/38.9
Blueberry Hill	42.9/29.7	47.9/33.1	90.8/62.8
Deep Gas Exploration Prospects			
Boudin	37.1/29.4	37.1/29.4	74.2/58.8
Ultra-Deep Discoveries			
Blackbeard West	32.3/26.3	35.0/28.5	67.3/54.8
Davy Jones	32.7/25.9	27.7/22.0	60.4/47.9
Ultra-Deep Exploration Acreage*			
Blackbeard East	38.5/30.7	31.5/25.5	70.0/56.2
Lafitte	40.5/32.8	31.5/25.5	72.0/58.3
Captain Blood	40.5/32.9	31.5/25.6	72.0/58.5
Drake	40.5/32.9	31.5/25.6	72.0/58.5
Barataria	40.5/32.9	31.5/25.6	72.0/58.5
Hook	40.5/32.9	31.5/25.6	72.0/58.5
Calico Jack	40.5/32.9	31.5/25.6	72.0/58.5
Bonnet	40.5/32.9	31.5/25.6	72.0/58.5
England	40.5/32.9	31.5/25.6	72.0/58.5
Other			
Breton Sound	NA/NA	Various	Various

*Relative ownership per ultra-deep exploration agreement in 2008; assumes participation by EXXI and Moncrief; actual WI & NRI may vary pending unitization and parties' participation on a per prospect basis

Key Statistics

	MMR	PXP	Pro Forma
Proved Reserves Mid-Year 2010e (Bcfe) (1)	247	60	307
2P (Proved & Probable) Mid-Year 2010e (Bcfe) (1)	316	80	396
% Natural Gas	66%	85%	70%
Avg. Daily Production – 2H10e (MMcfe/d)	145	44	189
Ultra-deep Net Unrisked Potential (Tcfe)	7.8+	6.6+	14.4+

(1) Does not include reserves from the Davy Jones ultra-deep discovery or Blueberry Hill deep gas discovery.

Ultra-Deep Prospects/Potential

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 14+ Tcfe Net*
Gross Potential Could Exceed 100 Tcfe



JOHN PAUL JONES
ENGLAND
DAVY JONES
BLACKBEARD WEST
DRAKE
BONNET
100'
BLACKBEARD EAST
BARATARIA
650'
CALICO JACK
HOOK
CAPTAIN BLOOD
LAFITTE
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
McMoRan Acreage w/Increased Rights

*Assumes McMoRan has rights to 48% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis

Ultra-Deep Economic Model
Value of Each 2 Tcfe Net (~4 Tcfe Gross)*

($ in billions)


F&D Cost: $1.50/Mcfe*
Breakeven Price: ~$2.50/Mcf
For 15% IRR
Pre-tax PV-10 Value (Net)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.8
$2.9
$3.9
$4.9
$6.0
Price Case
$4/Mcf
$5/Mcf
$6/Mcf
$7/Mcf
$8/Mcf
PV Value in Ground
$0.91/Mcf
$1.43/Mcf
$1.94/Mcf
$2.46/Mcf
$2.98/Mcf

*Assumes each well costs $200mm to drill/complete and 200 Bcfe EUR per well. First production per well commences 18 months following spud date at initial production rate of 70 Mmcfe/d.

NOTE: These are model results presented for illustrative purposes only. We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Pro Forma Ownership

(shares in millions)

Basic Shares Outstanding	95.5
Equivalent Shares of 6.75% Mand. Preferred [(1)]	12.8
Equivalent Shares of 8% Perpt. Preferred [(2)]	3.2
Equivalent Shares of 5.25% Convertible Debt [(3)]	4.5
Shares to be Issued to PXP	51.0
Equivalent Shares of New 5.75% Perpt. Preferred [(4)]	43.8
Equivalent Shares of New 4% Convertible Debt [(4, 5)]	12.5
Fully-Diluted Shares	223.3

Pro Forma Fully Diluted Ownership


Existing MMR Shareholders 52%
PXP 23%
Private Investors 11%
FCX 14%

223.3 MM Fully Diluted Shares

(1) Convertible into 10.7 – 12.8 mm common shares; assumes maximum shares convert
(2) $6.8425 conversion price
(3) Due Oct 2011; $16.575 conversion price
(4) $16 conversion price
(5) 7-yr notes

Summary Terms of Convertible Securities

4% Convertible Senior Notes

Size: $200 Million

Maturity: 7 Years

Coupon: 4%

Conversion Price: $16

Call: Provisionally Callable After 5 Years

Security: Unsecured

5¾% Perpetual Preferred Stock

Size: $700 Million

Maturity: Perpetual

Dividend: 5¾%

Conversion Price: $16

Call: Provisionally Callable After 3 Years

Private Placement Allocation


Private Investors 44%
FCX 56%

Summary

- Premier Gulf of Mexico Shelf Exploration/Development Company
- Focused Strategy
- Extensive High-Impact Prospect Inventory
- Geologic/Drilling/Operating Expertise Uniquely Qualifies Team
- Early Results Confirm Presence of Hydrocarbons within Trend
- Continuing to De-risk Significant Geologic Potential of this Exciting New Exploration Frontier
- Well Capitalized to Pursue Opportunity
- Attractive Risk/Reward Profile